                                                                       Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of American Dental Partners, Inc.

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 10th day of February, 1999.

SUMMIT VENTURES IV, L.P.                                       *
                                                 -------------------------------
                                                 E. Roe Stamps, IV
By:   Summit Partners IV, L.P.

By:   Stamps, Woodsum & Co. IV                                 *
                                                 -------------------------------
                                                 Stephen G. Woodsum

      By:          *
          --------------------------
          E. Roe Stamps, IV                                    *
          General Partner                        -------------------------------
                                                 Gregory M. Avis

SUMMIT INVESTORS II, L.P.
                                                               *
                                                 -------------------------------
                                                 Martin J. Mannion
By:   /s/ John A. Genest
      ------------------------------
      General Partner                            /s/ John A. Genest
                                                 -------------------------------
SUMMIT PARTNERS IV, L.P.                         John A. Genest

By:   Stamps, Woodsum & Co. IV
                                                               *
                                                 -------------------------------
                                                 Bruce R. Evans
      By:             *
           -------------------------
           E. Roe Stamps, IV
           General Partner                                     *
                                                 -------------------------------
                                                 Walter G. Kortschak
STAMPS, WOODSUM & CO. IV

By:              *
      ------------------------
      E. Roe Stamps, IV
      General Partner


                               Page 21 of 32 Pages
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                                                               *
                                                 -------------------------------
                                                 Thomas S. Roberts

                                                               *
                                                 -------------------------------
                                                 Joseph F. Trustey


                                             *By: /s/ John A. Genest
                                                 -------------------------------
                                                        John A. Genest,
                                                       Attorney-in-Fact


--------------------------------------------------------------------------------
* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.


                               Page 22 of 32 Pages